Exhibit 99.13

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re                                 )
                                      )
                                      )
ARMSTRONG WORLD INDUSTRIES,           )         Chapter 11
INC., et al.,                         )         Case No. 00-4471 (RJN)
                                      )        (Jointly Administered)
                     Debtors          )
------------------------------------- )






                                  EXHIBIT 8.8-B

                          FORM OF MANAGEMENT AGREEMENT


      AWI does not intend to enter into any new employment agreements with management in connection with consummation of its chapter 11 plan of reorganization.